                                                                 EXHIBIT 10.12.5

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[***]") OR OTHERWISE INDICATED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

              FINANCIAL SWAP CREDIT SUPPORT CONTRIBUTION AGREEMENT

                                      AMONG

                                   ENRON CORP.

                                       AND

                        EXELON GENERATION COMPANY, L.L.C.

                                       AND

                     SITHE/INDEPENDENCE POWER PARTNERS, L.P.

                                  JUNE 30, 2001

                    *** CONFIDENTIAL TREATMENT REQUESTED ***

              FINANCIAL SWAP CREDIT SUPPORT CONTRIBUTION AGREEMENT

      THIS FINANCIAL SWAP CREDIT SUPPORT CONTRIBUTION AGREEMENT (this "AGREEMENT") is made and entered into as of June 30, 2001 among Enron Corp., an Oregon corporation ("ENRON"), Exelon Generation Company, L.L.C., a Pennsylvania limited liability company ("EXELON"), and Sithe/Independence Power Partners, L.P., a Delaware limited partnership (the "PARTNERSHIP"). Each of Enron, Exelon and the Partnership may be referred to herein as a "PARTY" and collectively as the "PARTIES".

      WHEREAS, Sithe Energies, Inc., a Delaware corporation ("SITHE ENERGIES"), Sithe Energies U.S.A., Inc., a Delaware corporation ("SITHE USA"), Sithe/Independence, Inc., a Delaware corporation ("SITHE INDEPENDENCE"), Mitex, Inc., a Delaware corporation ("MITEX"), and Oswego Cogen Company, LLC, a Delaware limited liability company ("OCC"), are partners (each such party a "PARTNER" and collectively, the "PARTNERS") in the Partnership;

      WHEREAS, the Partnership owns and operates a gas-fired generating plant of approximately 1,032 MW net capacity located in the Town of Scriba, New York;

      WHEREAS, the Partnership is a party to that certain Master Agreement, dated as of July 1, 2001, between Dynegy Power Marketing, Inc. ("DPM") and the Partnership, the Schedule to the Master Agreement attached thereto dated as of July 1, 2001 and Confirmation #1A thereof dated as of July 1, 2001 (collectively, as amended from time to time, the "FINANCIAL SWAP AGREEMENT"), pursuant to which the Partnership has agreed to perform certain obligations therein, including the Financial Swap Credit Support Obligation (as defined below);

      WHEREAS, each of Sithe Independence, Sithe USA and Mitex (together with Sithe Energies and any successor owners of their respective interests in the Partnership, the "SITHE PARTNERS") is a direct or indirect, wholly owned subsidiary of Sithe Energies;

      WHEREAS, Sithe Energies is a subsidiary of Exelon;

      WHEREAS, OCC is a direct or indirect, wholly owned subsidiary of Enron;
and

      WHEREAS, each of Enron and Exelon desires, pursuant to the terms of this Agreement, to satisfy the Financial Swap Credit Support Obligation for and on behalf of the Partnership.

      NOW, THEREFORE, in consideration of the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby covenant and agree as follows:

      SECTION 1 DEFINITIONS.

      The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined. Unless otherwise stated, any reference herein to any agreement, contract or document defined or referred to herein shall mean such agreement, contract or document and all

                     ***CONFIDENTIAL TREATMENT REQUESTED***
schedules, exhibits and attachments thereto as in effect on the date hereof, as the same may be thereafter amended, supplemented or otherwise modified from time to time. Any reference to any Person shall include its permitted successors and assigns.

      "AGREEMENT" means this Financial Swap Credit Support Contribution
Agreement.

      "APPLICABLE PERCENTAGE" means, with respect to Enron, forty percent (40%), and with respect to Exelon, sixty percent (60%).

      "CAPITAL CONTRIBUTION" means a contribution to the capital of the Partnership.

      "CREDIT SUPPORT LOAN" has the meaning set forth in Section 2(c) hereof.

      "CREDIT SUPPORT PAYMENT" has the meaning set forth in Section 2(b) hereto.

      "CURING PARTY" has the meaning set forth in Section 2(c) hereof.

      "DEFAULTING PARTY" has the meaning set forth in Section 2(c) hereof.

      "DISTRIBUTABLE CASH" shall have the meaning set forth in the Partnership Agreement.

      "DPM" has the meaning set forth in the recitals hereto.

      "ENRON" has the meaning set forth in the first paragraph of this Agreement.

      "EXELON" has the meaning set forth in the first paragraph of this Agreement.

      "FINANCIAL SWAP AGREEMENT" has the meaning set forth in the recitals hereto.

      "FINANCIAL SWAP CREDIT SUPPORT OBLIGATION" means the obligation of the Partnership to establish, or to cause another Person to establish, for the benefit of DPM, a credit support reserve (which may be provided in the form of cash collateral, letters of credit or guarantees) initially in the aggregate amount of $[***], pursuant to and subject to future reduction as provided in,
Section 4(i) of the Schedule to the Master Agreement of the Financial Swap Agreement.

      "INTEREST RATE" means, with respect to any date, the rate per annum equal to the lesser of (i) two percent (2%) over the rate identified in the final Eastern edition of THE WALL STREET JOURNAL for such date under "Money Rates" as the "Prime Rate" (or, if no such rate is identified, the "Prime Rate" as published by Citibank NA or its successor at its New York office), and (ii) the maximum rate of interest permitted by applicable law.

      "MITEX" has the meaning set forth in the recitals hereto.

      "OCC" has the meaning set forth in the recitals hereto.

      "PARTNER" has the meaning set forth in the recitals hereto.

      "PARTNERSHIP" has the meaning set forth in the first paragraph of this Agreement.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      "PARTNERSHIP AGREEMENT" means that certain Second Amended and Restated Agreement of Limited Partnership of Sithe/Independence Power Partners, L.P. dated June 29, 2001 by and among Sithe Independence, Sithe Energies, OCC, Sithe USA and Mitex.

      "PARTY" has the meaning set forth in the first paragraph of this Agreement.

      "PERSON" means any individual, partnership, limited liability company, corporation or other entity.

      "PERCENTAGE INTEREST" means in respect of a Partner, such Partner's ownership interest in the Partnership, expressed as a percentage of the aggregate of all of the ownership interests in the Partnership.

      "SITHE ENERGIES" has the meaning set forth in the first paragraph of this Agreement.

      "SITHE INDEPENDENCE" has the meaning set forth in the recitals hereto.

      "SITHE PARTNERS" has the meaning set forth in the recitals hereto.

      "SITHE USA" has the meaning set forth in the recitals hereto.

      SECTION 2 CONTRIBUTION AND FINANCIAL SWAP CREDIT SUPPORT. The Parties hereby agree that, subject to the terms and conditions of this Agreement:

            (a) Each of Enron and Exelon agrees, between each other and on behalf of the Partnership, that it shall, when and as required by the Financial Swap Agreement, satisfy on behalf of the Partnership the obligation of the Partnership to provide the Financial Swap Credit Support Obligation by providing DPM with cash collateral, a letter of credit or a guarantee (as selected from time to time by Enron or Exelon, as the case may be) in an aggregate amount equal to its respective Applicable Percentage of the requirements of the Financial Swap Agreement. For sake of clarity, with respect to any claim against the Partnership's Financial Swap Credit Support Obligation, each of Enron and Exelon shall only be obligated to satisfy its respective Applicable Percentage of the lesser of (i) the amount of such claim and (ii) the maximum amount of the Partnership's applicable Financial Swap Credit Support Obligation. The Applicable Percentages shall not be adjusted regardless of a change or adjustment in the Percentage Interests of the Sithe Partners and OCC, respectively, in the Partnership.

            (b) The Parties agree that any amounts paid to DPM (i) out of any cash collateral posted by Enron or Exelon, as the case may be, (ii) pursuant to any draw under any letter of credit provided by Enron or Exelon, as the case may be, or (iii) by Enron or Exelon, as the case may be, under any guarantee provided by Enron or Exelon, respectively, in each case in satisfaction of the Financial Swap Credit Support Obligation (any amount so paid being referred to as a "CREDIT SUPPORT PAYMENT"), shall be deemed to be a Capital Contribution to the Partnership made by OCC (in the case of any amounts paid or deemed to have been paid by Enron) and the Sithe Partners (in the case of amounts paid or deemed to have been paid by Exelon, in proportion to the Sithe Partners' respective Percentage Interests), respectively, subject to and as provided in
Section 9.7 of the Partnership Agreement.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

            (c) In the event that Enron or Exelon (for the purposes of this Section 2(c) and Section 2(d), as the case may be, the "DEFAULTING PARTY") shall have failed to make any Credit Support Payment in satisfaction of the Partnership's Financial Swap Credit Support Obligation, the other Party (the "CURING PARTY") shall have the right, but not the obligation, to make all or part of such Credit Support Payment and the amount of such Credit Support Payment made by the Curing Party on behalf of the Defaulting Party shall be deemed to be a loan by the Curing Party to the Defaulting Party (a "CREDIT SUPPORT LOAN") and shall constitute an absolute and unconditional obligation of the Defaulting Party, payable to the Curing Party on demand, together with interest from the day such Credit Support Payment is made by the Curing Party until the Credit Support Loan is paid in full, at an annual interest rate equal to the Interest Rate.

            (d) Each of Enron and Exelon acknowledges and agrees that the amount of any Credit Support Loan (provided by the Curing Party pursuant to Section 2(c) above) shall be deemed to have been re-loaned by the Defaulting Party to each of the Partners Affiliated with such Defaulting Party (pro rata in accordance with the respective Percentage Interests of such Partners) on the same terms as the loan by the Curing Party to the Defaulting Party. Each of Enron and Exelon further acknowledges and agrees on its own behalf and on behalf of the Partners Affiliated with it that, as a non-exclusive remedy and without altering in any way the absolute and unconditional obligation of the Defaulting Party to fully repay a Credit Support Loan on demand to the Curing Party, Distributable Cash otherwise payable to the Partners Affiliated with the Defaulting Party under or pursuant to the Partnership Agreement shall be disbursed by the Partnership to the Curing Party pursuant to Section 9.7 of the Partnership Agreement and any such amounts received by the Curing Party shall be deemed to have been applied to payment of the outstanding balance of (i) the loan made by the Defaulting Party to each of the Partners Affiliated with such Defaulting Party pursuant to this Section 2(d) and (ii) the Credit Support Loan until paid in full.

      SECTION 3 OBLIGATIONS ABSOLUTE. Each of Enron and Exelon covenants and agrees that:

      (a) The obligation of each of Enron and Exelon to satisfy the Partnership's Financial Swap Credit Support Obligation constitutes a direct, absolute and unconditional obligation of such Party to the Partnership, and shall be enforceable against such Party by the Partnership, and is not, and shall not be, subject to any defense or right of set-off, counterclaim, deduction, diminution, abatement, recoupment, suspension, deferment or reduction or any other legal or equitable defense of a surety which such Party has or may hereafter have, against any other Person (including the Partnership) for any reason whatsoever. The obligations of each of Enron and Exelon to satisfy the Partnership's Financial Swap Credit Support Obligation shall be absolute and unconditional irrespective of: (i) any change in the time, manner or place of payment of, or in any other term of, the Financial Swap Agreement, or any amendment or waiver thereof; (ii) any merger or consolidation of such Party into any other entity, or any sale, lease or transfer of all or any of the assets of such Party to any other person; or (iii) any impossibility or impracticability of performance, force majeure, any act of any government or other circumstance which might constitute a defense available to such Party, or a discharge of such Party, or, to the fullest extent permitted by applicable law, any other circumstance, event or happening whatsoever, whether foreseen or unforeseen and whether similar or dissimilar to anything


                     ***CONFIDENTIAL TREATMENT REQUESTED***
referred to in this paragraph (a); PROVIDED, that such Party shall be entitled to any defenses available to the Partnership under the Financial Swap Agreement.

            (b) Neither Enron nor Exelon shall have any right to terminate this Agreement or to be released, relieved or discharged (other than by full and strict compliance with the terms hereof) from any obligation or liability hereunder for any reason whatsoever, as long as the Partnership has any obligation to provide any Financial Swap Credit Support Obligation.

            (c) The obligations of Enron and Exelon to satisfy the Partnership's Financial Swap Credit Support Obligation are several (and not joint) obligations of each such Party to the Partnership and shall not be affected by the failure of any other Party to perform its obligations to the Partnership hereunder. Notwithstanding anything to the contrary herein, in no event shall the maximum liability of Enron under this Agreement exceed [***] dollars ($[***]). Notwithstanding anything to the contrary contained herein, in no event shall the maximum liability of Exelon under this Agreement exceed [***] dollars ($[***]). In no event shall Enron or Exelon be subject to consequential, indirect, equitable, loss of profits, tort or other damages or costs as a result of any breach of this Agreement or otherwise.

      SECTION 4 COVENANTS.

      Each of Enron and Exelon further covenants and agrees with the Partnership as follows:

            (a) LEGAL EXISTENCE. It shall preserve and maintain (i) its legal existence and form and (ii) all of its rights, privileges and franchises, if any, necessary for the operation of its business and the maintenance of its existence.

            (b) COMPLIANCE. It shall comply in all material respects with all requirements of law applicable to it, except if the noncompliance therewith could not reasonably be expected to materially and adversely affect its ability to perform its obligations under this Agreement.

      SECTION 5 REPRESENTATIONS AND WARRANTIES.

      Each of Enron and Exelon represents and warrants, severally and not jointly, to the Partnership that:

            (a) ORGANIZATION AND QUALIFICATION. It (i) is a corporation or limited liability company duly organized and validly existing under the laws of the State of Oregon or the Commonwealth of Pennsylvania, as the case may be, with full right, power and authority under its corporate charter and bylaws, or limited liability company agreement and certificate of formation, to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby, (ii) is duly qualified to do business and in good standing in each jurisdiction where such qualification is necessary, except where the failure to be so qualified or authorized could not reasonably be expected to materially and adversely affect its ability to perform its obligations under this Agreement and (iii) has the corporate or limited liability company power to carry on its business as now being conducted and as proposed to be conducted.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

            (b) AUTHORIZATION AND ENFORCEABILITY. It has taken all necessary corporate or limited liability company action to authorize the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability (i) may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies generally and
(ii) is subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

            (c) NO CONFLICT. Neither the execution and delivery of this Agreement, the compliance with any of the terms and provisions hereof nor the consummation of the transactions contemplated hereby (i) contravenes any requirement of law applicable to it or its properties or assets which contravention could reasonably be expected to materially and adversely affect its ability to perform its obligations under this Agreement or (ii) conflicts with, breaches or contravenes the provisions of its corporate charter or by-laws, or its limited liability company agreement or certificate of formation, in a manner that could reasonably be expected to materially and adversely affect its ability to perform its obligations under this Agreement. It is in compliance with and not in default under any and all requirements of law applicable to it or its properties or assets, except where such non-compliance could not reasonably be expected to materially and adversely affect its ability to perform its obligations under this Agreement.

      SECTION 6 CERTAIN PERFORMANCE BY SITHE ENERGIES.

      The Parties acknowledge and agree that Sithe Energies shall be permitted to provide, on behalf of Exelon, letters of credit in support of Exelon's obligations hereunder to satisfy pursuant to Section 2(a) the Partnership's Financial Swap Credit Support Obligation. Any Credit Support Payment made pursuant to a draw under a letter of credit posted by Sithe Energies on behalf of Exelon shall be treated for all purposes hereunder as performance by Exelon, with such payment being deemed to have been made by Exelon, including, without limitation, for purposes of Section 2(b).

      SECTION 7 SUCCESSORS AND ASSIGNS.

      This Agreement shall be binding upon the Parties and their successors and permitted assigns. This Agreement may not be assigned by any Party without the prior written consent of the other Parties. Notwithstanding the foregoing, the Partnership may assign, transfer, pledge or otherwise dispose of its rights and interests hereunder to a trustee or lending institution for the purposes of financing or refinancing any of its assets, including upon or pursuant to the exercise of remedies with respect to such financing or refinancing, or by way of assignments, transfers, pledges or other dispositions in lieu thereof. Each of Enron and Exelon hereby agrees to execute and deliver such documents as may be reasonably necessary to accomplish any such assignment, transfer, pledge or other disposition of rights hereunder, including, without limitation, the acknowledgement and consent substantially in the form attached hereto as EXHIBIT A (in the case of Enron) or EXHIBIT B (in the case of Exelon); PROVIDED that such Party's rights under this Agreement are not thereby altered, amended, diminished or otherwise impaired.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      SECTION 8 AMENDMENT AND MODIFICATION.

      No amendment or waiver of any provision of this Agreement nor any consent to any departure by any Party herefrom shall in any event be effective unless the same shall be in writing and signed by the Parties, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure or delay on the part of any Party in exercising any right or remedy hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other right or remedy.

      SECTION 9 ENTIRE AGREEMENT.

      This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof.

      SECTION 10 GOVERNING LAW.

      This Agreement shall be governed by and construed in accordance with the law of the State of New York as to all matters (without giving effect to conflict of law principles other than Section 5-1401 of the New York General Obligations Law). Each of the Parties hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Agreement.

      SECTION 11 SUBMISSION TO JURISDICTION.

      Each of the Parties hereby irrevocably and unconditionally:

            (a) submits for itself and its property in any legal action or proceeding relating to this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York and appellate courts from any thereof;

            (b) consents and agrees that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the other Parties at their respective addresses set forth in Section 12, or at such other addresses of which the other Parties shall have notified pursuant thereto; and

            (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      SECTION 12 NOTICES.

      Any notice or other communication hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (including delivery by an express or overnight delivery service), when received by facsimile transmission or when sent by registered mail, return receipt requested, addressed as follows:

                  To Enron:

                           Enron Corp.
                           1400 Smith Street
                           Houston, Texas 77002
                           Attention: Donna Lowry
                           Telefax: (713) 646-4039

                  To Exelon:

                           Exelon Generation Company, L.L.C.
                           300 Exelon Way
                           Kennett Square, PA 19348
                           Attention: Charles P. Lewis
                           Telefax: (610) 765-5724

                  To the Partnership:

                           Sithe/Independence Power Partners, L.P.
                           P.O. Box 1046
                           76 Independence Way
                           Oswego, New York 13126
                           Attention: General Manager
                           Telefax: (315) 342-8425

                           with a copy to:

                           Sithe Energies, Inc.
                           335 Madison Avenue
                           28th Floor
                           New York, New York  10017
                           Attention: General Counsel
                           Telefax: (212) 351-0800

      Any Party may change any address to which notice is to be given to it by giving notice as provided above of such change of address.

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      SECTION 13 SEVERABILITY.

      Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof. The invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

      SECTION 14 COUNTERPARTS.

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

      SECTION 15 EFFECTIVE TIME.

      This Agreement shall be effective as of 12:01 a.m. (New York time) on June 30, 2001.

                            [Signature page follows]

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


                           ENRON CORP.

                           By: /s/ Barry J. Schnapper
                              ------------------------------------------------
                           Name: Barry J. Schnapper
                           Title: Deputy Treasurer


                           EXELON GENERATION COMPANY, L.L.C.

                           By: /s/ Charles P. Lewis
                              ------------------------------------------------
                           Name:  Charles P. Lewis
                           Title:    Vice President


                           SITHE/INDEPENDENCE POWER PARTNERS, L.P.

                           By: SITHE/INDEPENDENCE, INC.,
                               as its sole general partner

                           By: /s/ Martin B. Rosenberg
                              ------------------------------------------------
                           Name: Martin B. Rosenberg
                           Title: Senior Vice President

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                    EXHIBIT A

                           ACKNOWLEDGEMENT AND CONSENT

                           ACKNOWLEDGMENT AND CONSENT

      Acknowledgment and Consent (this "CONSENT") dated as of June 30, 2001 between Enron Corp., an Oregon corporation (together with its successors and assigns, the "COMPANY") and Sithe/Independence Power Partners, L.P., a Delaware limited partnership (together with its successors and assigns, the "PARTNERSHIP"), to and for the benefit of Manufacturers and Traders Trust Company, a New York banking corporation, in its capacity as collateral agent (together with its successors and assigns in that capacity, the "COLLATERAL AGENT").

      SECTION 1. CONSENT TO ASSIGNMENTS, ETC.

      The Company hereby (a) acknowledges that it has been advised of that certain Security Agreement and Assignment of Contracts dated as of January 1, 1993 (as amended, supplemented or modified and in effect from time to time, the "SECURITY AGREEMENT") between the Collateral Agent and the Partnership, (b) consents, subject to the provisions of this Consent, to the collateral assignment by the Partnership of the Financial Swap Credit Support Contribution Agreement dated as of June 30, 2001 among the Company, Exelon Generation Company, LLC and the Partnership (as amended, supplemented or modified and in effect from time to time, the "ASSIGNED CONTRACT") as collateral for the Partnership's obligations to the Secured Parties (as defined in the Security Agreement), and any subsequent assignments by the Collateral Agent, on behalf of the Secured Parties, (c) acknowledges the right of the Collateral Agent, following an Event of Default (as defined in the Security Agreement) by the Partnership, to make all demands, give all notices, take all actions and exercise all rights of the Partnership under the Assigned Contract, and (d) acknowledges and agrees that the Collateral Agent succeeding to the rights and obligations of the Partnership under the Assigned Contract shall not, in and of itself, constitute or cause a default by the Partnership under the Assigned Contract.

      SECTION 2. REPRESENTATIONS OF COMPANY

            (a) The Company represents and warrants that as of the date hereof:

                  (i) AUTHORIZATION. The execution, delivery and performance by the Company of this Consent has been duly authorized by all necessary action on the part of the Company and does not require any approval or consent of any shareholder of the Company or any holder (or any trustee for any holder) of any indebtedness or other obligation of the Company, except as has been heretofore obtained.

                  (ii) EXECUTION; DELIVERY; BINDING AGREEMENT. This Consent has been duly executed and delivered on behalf of the Company by the appropriate officers of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and other similar laws applicable to creditors' rights generally and except as the enforceability thereof may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                  (iii) NO DEFAULT OR AMENDMENT. As of the date hereof, neither the Company nor, to the knowledge of the Company, the Partnership is in default under the Assigned Contract. The Company has no existing claims, counterclaims, offsets or defenses against the Partnership in respect of the Assigned Contract except for routine claims for payment under the Assigned Contract.

      SECTION 3. RIGHTS OF SECURED PARTIES

      The Company agrees that, subject to the provisions of this Consent, the Secured Parties shall have the following rights with respect to the Assigned
Contract:

            (a) Notwithstanding anything to the contrary contained in the Assigned Contract, the Assigned Contract shall not be terminated or cancelled by action of the Company and shall not be deemed abandoned or surrendered without prior notice in writing to the Collateral Agent specifying the Partnership's default (hereinafter called a "NOTICE"). Any such Notice shall contain a copy of the notice of default sent to the Partnership and shall be delivered to the Collateral Agent when the Company delivers a notice of default to the Partnership under the Assigned Contract. The Collateral Agent shall have the right (but not the obligation) to cure the defaults listed in any Notice within the same period of time provided in the Assigned Contract for the Partnership to cure such default; PROVIDED, HOWEVER, if the nature of any non-monetary default on the part of the Partnership under the Assigned Contract is such that it cannot be cured by the Collateral Agent without the Collateral Agent having taken possession of the Project (as defined in the Security Agreement), then the Collateral Agent's time for commencing such cure shall be extended for such reasonable period of time as is necessary for the Collateral Agent to lawfully obtain possession of the Project; PROVIDED, FURTHER, that the Collateral Agent shall at all times be seeking by all reasonable and lawful means to obtain such possession. Once the defaults listed in any Notice are timely cured by the Collateral Agent, there shall no longer be deemed to be any default under the Assigned Contract in respect of such defaults so cured. The curing of any defaults under the Assigned Contract shall not in and of itself be construed as an assumption by the Collateral Agent or any of the Secured Parties of any of the obligations, covenants or agreements of the Partnership under the Assigned Contract.

            (b) If a notice of election is delivered to the Company as provided in Section 4 below, the Company will accept performance of the Partnership's obligations (as specified in such notice of election) under the Assigned Contracts by the Collateral Agent, or its nominee(s) acting for the Secured Parties, as the case may be, in lieu of the Partnership's performance of such obligations.

            (c) Upon any transfer of the Partnership's rights under the Assigned Contract pursuant to the exercise of the Collateral Agent's rights under this Consent, the Collateral Agent or any third party to which such rights are transferred by the Collateral Agent (hereinafter, a "THIRD PARTY TRANSFEREE") shall, upon the Company's reasonable satisfaction with the Collateral Agent's or such Third Party Transferee's financial condition and subject to all applicable laws, rules and regulations, succeed to all of the Partnership's right, title and interest under and in connection with the Assigned Contract and shall be obligated to perform all of the terms and conditions of the Assigned Contract, except that the Collateral Agent or any Third Party

                     ***CONFIDENTIAL TREATMENT REQUESTED***

Transferee shall not be required to perform or cause to be performed any of the Partnership's obligations under the Assigned Contract (except for the Partnership's obligation for the payment of all amounts due and payable to the Company under the terms of the Assigned Contract including any interest applicable thereon) that remain unperformed at the time that the Collateral Agent or such Third Party Transferee is transferred such Assigned Contract other than continuing non-monetary defaults under the Assigned Contract which are capable of performance by the Collateral Agent or the Third Party Transferee or be liable for any prior act or omission of the Partnership, and upon the transfer by the Collateral Agent of its rights and interests and the rights and interests of the Partnership under the Assigned Contracts to a Third Party Transferee, the Collateral Agent and the Partnership shall be relieved of all obligations under the Assigned Contract arising after such transfer.

            (d) In the event that (i) the Assigned Contract is rejected by a trustee or any person exercising the powers of a trustee in any bankruptcy or insolvency proceeding applicable to the Partnership or (ii) the Assigned Contract is terminated as a result of any bankruptcy or insolvency proceeding applicable to the Partnership, the Company shall, subject to all applicable laws, rules and regulations, execute and deliver to the Collateral Agent and its designees, successors and assigns a new contract; PROVIDED that the Company shall be required to execute a new contract with the Collateral Agent only if the Collateral Agent or its designees, successors or assigns shall within ten
(10) business days of entering into such new contract, cure all defaults for failure to pay all amounts due and payable to the Company under the Assigned Contract, including any interest applicable thereon. The new contract shall, subject to all applicable laws, rules and regulations, contain the same covenants, agreements, terms, provisions and limitations as the Assigned Contract (except for any requirements with respect to past performance which have been fulfilled by the Partnership or the Collateral Agent or its designees, successors and assigns hereunder).

      SECTION 4. LIABILITY OF SECURED PARTIES

      The Collateral Agent, on behalf of the Secured Parties, and its successors and assigns, shall have no right or power to enforce the Assigned Contract, and assumes no duty or obligation thereunder unless and until the Collateral Agent shall have notified the Company that it has elected to exercise its rights and remedies under the Security Agreement and to substitute itself in the position of the Partnership under the Assigned Contracts and has agreed in a written instrument executed by the Collateral Agent to be bound by all terms and conditions of the Assigned Contract applicable to the Partnership.

      SECTION 5. FURTHER ASSURANCES

      The Company hereby agrees to execute and deliver all such instruments and take all such actions as may be reasonably necessary to effectuate fully the purposes of this Consent.

      SECTION 6. NOTICES

      All notices and other communications hereunder shall be in writing, shall refer on their face to the Assigned Contract (although failure to so refer shall not render any such notice or

                     ***CONFIDENTIAL TREATMENT REQUESTED***
communication ineffective), shall be sent by first class mail, facsimile, by hand or overnight courier service and shall be directed:

            (a) if to the Company, in accordance with the Assigned Contract;

            (b) if to the Collateral Agent, addressed to:

                Manufacturers and Traders Trust Company
                One M&T Plaza
                Buffalo, New York 14203
                Attention: Corporate Trust Department

            (c) if to the Partnership, in accordance with the Assigned Contract; and

            (d) to such other address as any party may designate by notice to the other party hereto given pursuant hereto.

      SECTION 7. TERMINATION

      Notwithstanding anything in this Consent to the contrary, this Consent shall terminate upon the earlier of (a) the termination of the Security Agreement and (b) the date the Partnership is fully and permanently released (pursuant to an instrument reasonably satisfactory to the Partnership) from all liability under the Guaranteed Agreements.

      SECTION 8. MISCELLANEOUS

            (a) GOVERNING LAW. This Consent shall be governed by and construed in accordance with the law of the State of New York as to all matters (without giving effect to conflict of law principles other than Section 5-1401 of the New York General Obligations Law). Each of the Company and the Partnership hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Consent.

            (b) SUBMISSION TO JURISDICTION. Each of the Parties hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Consent, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York and appellate courts from any thereof;

                  (ii) consents and agrees that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the other Party at its address set forth in Section 6, or at such other address of which the other Party shall have been notified pursuant thereto; and

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

            (c) HEADINGS. The descriptive headings of the Articles and Sections of this Consent are inserted for convenience only and are not intended to affect the meaning, interpretation or construction of this Consent.

            (d) WAIVER. Except as otherwise provided in this Consent, any failure of a party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent failure of the first party to comply with such obligation, covenant, agreement or condition.

            (e) SEVERABILITY. Any provision of this Consent which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            (f) SUCCESSORS AND ASSIGNS. This Consent shall be binding upon and inure to the benefit of the Company, the Collateral Agent, the Partnership and their respective permitted successors and assigns.

            (g) COUNTERPARTS. This Consent may be executed in counterparts, all of which shall constitute one and the same Consent and each of which shall be deemed to be an original.

                            [Signature page follows]

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the day and year first above written.


                                 ENRON CORP.

                                 By:
                                    --------------------------------------------
                                 Name: Barry J. Schnapper
                                 Title: Deputy Treasurer


                                 SITHE/INDEPENDENCE POWER PARTNERS, L.P.

                                 By: SITHE/INDEPENDENCE, INC.,
                                     its General Partner

                                 By:
                                    --------------------------------------------
                                 Name: Martin B. Rosenberg
                                 Title: Senior Vice President

                     ***CONFIDENTIAL TREATMENT REQUESTED***

                                    EXHIBIT B

                           ACKNOWLEDGEMENT AND CONSENT

                           ACKNOWLEDGMENT AND CONSENT

      Acknowledgment and Consent (this "CONSENT") dated as of June 30, 2001 between Exelon Generation Company, L.L.C., a Pennsylvania limited liability company (together with its successors and assigns, the "COMPANY") and Sithe/Independence Power Partners, L.P., a Delaware limited partnership (together with its successors and assigns, the "PARTNERSHIP"), to and for the benefit of Manufacturers and Traders Trust Company, a New York banking corporation, in its capacity as collateral agent (together with its successors and assigns in that capacity, the "COLLATERAL AGENT").

      SECTION 1. CONSENT TO ASSIGNMENTS, ETC.

      The Company hereby (a) acknowledges that it has been advised of that certain Security Agreement and Assignment of Contracts dated as of January 1, 1993 (as amended, supplemented or modified and in effect from time to time, the "SECURITY AGREEMENT") between the Collateral Agent and the Partnership, (b) consents, subject to the provisions of this Consent, to the collateral assignment by the Partnership of the Financial Swap Credit Support Contribution Agreement dated as of June 30, 2001 among the Company, Enron Corp. and the Partnership (as amended, supplemented or modified and in effect from time to time, the "ASSIGNED CONTRACT") as collateral for the Partnership's obligations to the Secured Parties (as defined in the Security Agreement), and any subsequent assignments by the Collateral Agent, on behalf of the Secured Parties, (c) acknowledges the right of the Collateral Agent, following an Event of Default (as defined in the Security Agreement) by the Partnership, to make all demands, give all notices, take all actions and exercise all rights of the Partnership under the Assigned Contract, and (d) acknowledges and agrees that the Collateral Agent succeeding to the rights and obligations of the Partnership under the Assigned Contract shall not, in and of itself, constitute or cause a default by the Partnership under the Assigned Contract.

      SECTION 2. REPRESENTATIONS OF COMPANY

            (a) The Company represents and warrants that as of the date hereof:

                  (i) AUTHORIZATION. The execution, delivery and performance by the Company of this Consent has been duly authorized by all necessary action on the part of the Company and does not require any approval or consent of any member of the Company or any holder (or any trustee for any holder) of any indebtedness or other obligation of the Company, except as has been heretofore obtained.

                  (ii) EXECUTION; DELIVERY; BINDING AGREEMENT. This Consent has been duly executed and delivered on behalf of the Company by the appropriate representatives of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and other similar laws applicable to creditors' rights generally and except as the

                     ***CONFIDENTIAL TREATMENT REQUESTED***
enforceability thereof may be limited by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  (iii) NO DEFAULT OR AMENDMENT. As of the date hereof, neither the Company nor, to the knowledge of the Company, the Partnership is in default under the Assigned Contract. The Company has no existing claims, counterclaims, offsets or defenses against the Partnership in respect of the Assigned Contract except for routine claims for payment under the Assigned Contract.

      SECTION 3. RIGHTS OF SECURED PARTIES

      The Company agrees that, subject to the provisions of this Consent, the Secured Parties shall have the following rights with respect to the Assigned
Contract:

            (a) Notwithstanding anything to the contrary contained in the Assigned Contract, the Assigned Contract shall not be terminated or cancelled by action of the Company and shall not be deemed abandoned or surrendered without prior notice in writing to the Collateral Agent specifying the Partnership's default (hereinafter called a "NOTICE"). Any such Notice shall contain a copy of the notice of default sent to the Partnership and shall be delivered to the Collateral Agent when the Company delivers a notice of default to the Partnership under the Assigned Contract. The Collateral Agent shall have the right (but not the obligation) to cure the defaults listed in any Notice within the same period of time provided in the Assigned Contract for the Partnership to cure such default; PROVIDED, HOWEVER, if the nature of any non-monetary default on the part of the Partnership under the Assigned Contract is such that it cannot be cured by the Collateral Agent without the Collateral Agent having taken possession of the Project (as defined in the Security Agreement), then the Collateral Agent's time for commencing such cure shall be extended for such reasonable period of time as is necessary for the Collateral Agent to lawfully obtain possession of the Project; PROVIDED, FURTHER, that the Collateral Agent shall at all times be seeking by all reasonable and lawful means to obtain such possession. Once the defaults listed in any Notice are timely cured by the Collateral Agent, there shall no longer be deemed to be any default under the Assigned Contract in respect of such defaults so cured. The curing of any defaults under the Assigned Contract shall not in and of itself be construed as an assumption by the Collateral Agent or any of the Secured Parties of any of the obligations, covenants or agreements of the Partnership under the Assigned Contract.

            (b) If a notice of election is delivered to the Company as provided in Section 4 below, the Company will accept performance of the Partnership's obligations (as specified in such notice of election) under the Assigned Contracts by the Collateral Agent, or its nominee(s) acting for the Secured Parties, as the case may be, in lieu of the Partnership's performance of such obligations.

            (c) Upon any transfer of the Partnership's rights under the Assigned Contract pursuant to the exercise of the Collateral Agent's rights under this Consent, the Collateral Agent or any third party to which such rights are transferred by the Collateral Agent (hereinafter, a "THIRD PARTY TRANSFEREE") shall, upon the Company's reasonable satisfaction with the Collateral Agent's or such Third Party Transferee's financial condition and subject to all applicable laws, rules and regulations, succeed to all of the Partnership's right, title and interest under and in connection with the Assigned Contract and shall be obligated to perform all of the terms and

                     ***CONFIDENTIAL TREATMENT REQUESTED***
conditions of the Assigned Contract, except that the Collateral Agent or any Third Party Transferee shall not be required to perform or cause to be performed any of the Partnership's obligations under the Assigned Contract (except for the Partnership's obligation for the payment of all amounts due and payable to the Company under the terms of the Assigned Contract including any interest applicable thereon) that remain unperformed at the time that the Collateral Agent or such Third Party Transferee is transferred such Assigned Contract other than continuing non-monetary defaults under the Assigned Contract which are capable of performance by the Collateral Agent or the Third Party Transferee or be liable for any prior act or omission of the Partnership, and upon the transfer by the Collateral Agent of its rights and interests and the rights and interests of the Partnership under the Assigned Contracts to a Third Party Transferee, the Collateral Agent and the Partnership shall be relieved of all obligations under the Assigned Contract arising after such transfer.

            (d) In the event that (i) the Assigned Contract is rejected by a trustee or any person exercising the powers of a trustee in any bankruptcy or insolvency proceeding applicable to the Partnership or (ii) the Assigned Contract is terminated as a result of any bankruptcy or insolvency proceeding applicable to the Partnership, the Company shall, subject to all applicable laws, rules and regulations, execute and deliver to the Collateral Agent and its designees, successors and assigns a new contract; PROVIDED that the Company shall be required to execute a new contract with the Collateral Agent only if the Collateral Agent or its designees, successors or assigns shall within ten
(10) business days of entering into such new contract, cure all defaults for failure to pay all amounts due and payable to the Company under the Assigned Contract, including any interest applicable thereon. The new contract shall, subject to all applicable laws, rules and regulations, contain the same covenants, agreements, terms, provisions and limitations as the Assigned Contract (except for any requirements with respect to past performance which have been fulfilled by the Partnership or the Collateral Agent or its designees, successors and assigns hereunder).

      SECTION 4. LIABILITY OF SECURED PARTIES

      The Collateral Agent, on behalf of the Secured Parties, and its successors and assigns, shall have no right or power to enforce the Assigned Contract, and assumes no duty or obligation thereunder unless and until the Collateral Agent shall have notified the Company that it has elected to exercise its rights and remedies under the Security Agreement and to substitute itself in the position of the Partnership under the Assigned Contracts and has agreed in a written instrument executed by the Collateral Agent to be bound by all terms and conditions of the Assigned Contract applicable to the Partnership.

      SECTION 5. FURTHER ASSURANCES

      The Company hereby agrees to execute and deliver all such instruments and take all such actions as may be reasonably necessary to effectuate fully the purposes of this Consent.

      SECTION 6. NOTICES

      All notices and other communications hereunder shall be in writing, shall refer on their face to the Assigned Contract (although failure to so refer shall not render any such notice or

                     ***CONFIDENTIAL TREATMENT REQUESTED***
communication ineffective), shall be sent by first class mail, facsimile, by hand or overnight courier service and shall be directed:

            (a) if to the Company, in accordance with the Assigned Contract;

            (b) if to the Collateral Agent, addressed to:

                Manufacturers and Traders Trust Company
                One M&T Plaza
                Buffalo, New York 14203
                Attention: Corporate Trust Department

            (c) if to the Partnership, in accordance with the Assigned Contract; and

            (d) to such other address as any party may designate by notice to the other party hereto given pursuant hereto.

      SECTION 7. TERMINATION

      Notwithstanding anything in this Consent to the contrary, this Consent shall terminate upon the earlier of (a) the termination of the Security Agreement and (b) the date the Partnership is fully and permanently released (pursuant to an instrument reasonably satisfactory to the Partnership) from all liability under the Guaranteed Agreements.

      SECTION 8. MISCELLANEOUS

            (h) GOVERNING LAW. This Consent shall be governed by and construed in accordance with the law of the State of New York as to all matters (without giving effect to conflict of law principles other than Section 5-1401 of the New York General Obligations Law). Each of the Company and the Partnership hereby irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Consent.

            (i) SUBMISSION TO JURISDICTION. Each of the Parties hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Consent, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States for the Southern District of New York and appellate courts from any thereof;

                  (ii) consents and agrees that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar

                     ***CONFIDENTIAL TREATMENT REQUESTED***
form of mail), postage prepaid, to the other Party at its address set forth in
Section 6, or at such other address of which the other Party shall have been notified pursuant thereto; and

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

            (j) HEADINGS. The descriptive headings of the Articles and Sections of this Consent are inserted for convenience only and are not intended to affect the meaning, interpretation or construction of this Consent.

            (k) WAIVER. Except as otherwise provided in this Consent, any failure of a party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver shall not operate as a waiver of, or estoppel with respect to, any subsequent failure of the first party to comply with such obligation, covenant, agreement or condition.

            (l) SEVERABILITY. Any provision of this Consent which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            (m) SUCCESSORS AND ASSIGNS. This Consent shall be binding upon and inure to the benefit of the Company, the Collateral Agent, the Partnership and their respective permitted successors and assigns.

            (n) COUNTERPARTS. This Consent may be executed in counterparts, all of which shall constitute one and the same Consent and each of which shall be deemed to be an original.

                            [Signature page follows]

                     ***CONFIDENTIAL TREATMENT REQUESTED***

      IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the day and year first above written.


                                 EXELON GENERATION COMPANY, L.L.C.

                                 By:
                                    --------------------------------------------
                                 Name: Charles P. Lewis
                                 Title: Vice President


                                 SITHE/INDEPENDENCE POWER PARTNERS, L.P.

                                 By: SITHE/INDEPENDENCE, INC.,
                                     its General Partner

                                 By:
                                    --------------------------------------------
                                    Name: Martin B. Rosenberg
                                    Title: Senior Vice President

                     ***CONFIDENTIAL TREATMENT REQUESTED***